UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

 Date of Report (Date of Earliest Event Reported): January 11, 2006
                               (January 10, 2006)

                          AMCO TRANSPORT HOLDINGS, INC.
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             (Exact name of registrant as specified in its charter)

       Delaware                  000-32433                    84-1300072
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(State of Incorporation)       (Commission File No.)     (IRS Employer ID No.)

                          201 S. Lake Avenue, Suite 302
                               Pasadena, CA 91101
                    (Address of Principal Executive Offices)

                                 (626) 486-0806
               Registrant's Telephone Number, Including Area Code:

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

Resignations and Appointments of Directors.

Mr. Cheng Chen, being a current member of the board of directors of the Registrant, has tendered his resignation as a director of the Registrant effective as of January 10, 2006. The remaining director, Mr. Shu Keung Chui, appointed Mr. Kam Chung Tang to the board of directors to take office effective immediately. There was no disagreement between the resigning director and the Registrant at the time of his resignation.

Resignation of Chief Executive Officer and Secretary.

On January 10, 2006 Mr. Cheng Chen also resigned as the chief executive officer and secretary of the Registrant, which resignation became effective immediately.

Appointment of New Officers.

On January 10, 2006, following the resignation of Mr. Cheng Chen as chief executive officer and secretary, the board of directors of the Registrant elected with immediate effect the following persons as officers of the Registrant to the offices set forth below next to their respective names:

      Shu K. Chui           Chief Executive Officer (Continuing Officer)

      Kam Chung Tang        Executive Vice President and Chief Financial Officer

      Han Li                Secretary

The Registrant and the newly appointed officers have not entered into any arrangement regarding the payment of compensation for acting as officers of the Registrant.

Shu K. Chui Shu Keung currently serves as the Chairman of the Board of Shanghai Shixin Information Technology Co., Ltd. Mr. Chui has also been serving as the Chairman of the Board of Shangxin Enterprise Group Co. Ltd., since April 1999 and has been a director of Superwisdom Co., Ltd. since January 2000. Prior to joining Shanghai Shixin Information Technology Co., Ltd, Mr. Chui was the Business Development Manager of Hong Kong Sunflowers Travel Limited and worked for American Fabrics Co. as a Commercial Manager. Mr. Chui, aged 41, is a citizen of Hong Kong and received a Bachelor of International Business degree from the Hong Kong Songren Institute.

Kam Chung Tang was the Administration Manager of Nanjing SAES Huadong Getters Co., Ltd. in Nanjing, China, a manufacturer of getters, a component used in color picture tubes, during the period from May 2000 until November 2005 prior to joining the Registrant.

Han Li currently serves as the Board Secretary of Shixin Enterprise Application Software (Shanghai) Co. Ltd. Prior to joining Shixin Enterprise Application Software (Shanghai) Co. Ltd., Ms. Li was the Assistant to the Chief Operating Officer of Lenovo-Asiainfo Technology Co. from September 2004 until October 2005. Ms. Li was a student at the University of British Columbia from April 2000 until June 2004, where she received a Bachelor of Commerce degree.

                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date: January 11, 2006

AMCO Transport Holdings, Inc.


/s/ Shu K. Chui
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President and Chief Executive Officer